UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2019

UFP Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12648	04-2314970
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

100 Hale Street
Newburyport, MA	01950-3504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 352-2200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UFPT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.45 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 11, 2019, the Board of Directors (the “Board”) of UFP Technologies, Inc. (the “Company”) disclosed that it plans to take steps to eliminate the classification of the Board, which steps will be subject to stockholder approval and will be proposed in the Company’s proxy materials in connection with the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). The Board believes this change will help ensure that the Company’s governance better aligns with best practices and stockholder interests.

Specifically, the Board plans to recommend to its stockholders at the 2020 Annual Meeting the elimination of its classified board and transition to a single class of directors to be elected annually. If stockholders approve the proposal, directors will be elected for one-year terms following the expiration of their current terms, beginning with the directors to be elected at the 2020 Annual Meeting.

The proposal that the Board intends to submit for stockholder approval at the 2020 Annual Meeting will be detailed in the Company’s 2020 proxy statement, which will be filed in advance of the 2020 Annual Meeting. A date for the 2020 Annual Meeting has not yet been scheduled.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by special reference in such filing.

This Current Report on Form 8-K is being provided for informational purposes only and does not constitute the solicitation of any vote for approval of any transaction or proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UFP TECHNOLOGIES, INC.

Date: December 17, 2019	By:	/s/ Ronald J. Lataille
Ronald J. Lataille
Chief Financial Officer and Senior Vice President